ACTIVE 700077825v5 INDEMNIFICATION AGREEMENT THIS INDEMNIFICATION AGREEMENT (this “Agreement”), dated [●], is effective as of the Effective Date (as defined below), by and between Celsius Holdings, Inc., a Nevada corporation (the “Company”), and [●] (“Indemnitee”). WHEREAS, it is essential to the Company and its operations to retain and attract as officers and directors the most capable persons available; WHEREAS, Indemnitee either currently serves, or has been asked to serve, as a director or officer of the Company; WHEREAS, both the Company and Indemnitee recognize the risk of litigation and other claims that are routinely asserted against officers and directors of public companies, and the attendant costs of defending even frivolous claims; WHEREAS, the Articles of Incorporation and Amended and Restated Bylaws of the Company, in each case, as amended (the “Articles of Incorporation” and “Bylaws”, respectively), provide certain indemnification rights to the officers and directors of the Company, as provided by Nevada law; and WHEREAS, to induce Indemnitee to serve, or continue to serve, as an officer or director of the Company, and in recognition of Indemnitee’s need for protection against personal liability in order to enhance Indemnitee’s service to the Company in an effective manner, the Company wishes to provide in this Agreement for the indemnification of, and the advancing of expenses to, Indemnitee to the fullest extent permitted by Nevada law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company’s directors’ and officers’ liability insurance policies. NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein and Indemnitee’s service to the Company, the parties hereto, intending to be legally bound, hereby agree as follows: 1. Certain Definitions. (a) “Board” means the Company’s Board of Directors. (b) “Change in Control” means the occurrence of any of the following events: (i) the acquisition, directly or indirectly, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either the then outstanding voting securities of the Company (the “Outstanding Company Common Stock”) or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, that for purposes of this subsection (i), the following acquisitions Exhibit 10.1 2 ACTIVE 700077825v5 shall not constitute a Change in Control: (A) a Person becoming the beneficial owner of greater than 20% of the Outstanding Company Common Stock or Outstanding Company Voting Securities solely due to a reduction in the aggregate number of shares of Outstanding Company Voting Securities; (B) any acquisition approved in advance by the Incumbent Board (as defined below); (C) any acquisition by the Company or any of its subsidiaries; (D) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; or (E) any acquisition by any entity pursuant to a transaction that complies with clauses (A), (B) and (C) of subsection (iii) of this definition; (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director during such two-year period whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; (iii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a “Corporate Transaction”), in each case, unless, immediately following such Corporate Transaction, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation or other entity resulting from such Corporate Transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation or other entity resulting from such Corporate Transaction or employee benefit plan (or related trust) of the Company or such corporation or other entity resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 50% or more of, respectively, the then Outstanding Company Common Stock resulting from such Corporate Transaction or the Outstanding Company Voting Securities resulting from such Corporate Transaction, except to the extent that such ownership existed prior to the Corporate Transaction, and (C) at least a majority of the members of the board of directors (or comparable governing body) resulting from the Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial plan or action of the Board providing for such Corporate Transaction; or (iv) approval by the stockholders of the Company of a complete Exhibit 10.1 3 ACTIVE 700077825v5 liquidation or dissolution of the Company. (c) “Claim” means any threatened, pending or completed action, suit or proceeding, including any arbitration, alternative dispute resolution mechanism, inquiry or investigation (including any internal investigation, and whether instituted by the Company or any other party or otherwise), or administrative hearing, whether brought by or in the right of the Company or any other party or otherwise, whether civil (including intentional and unintentional tort claims), criminal, administrative, investigative or other. (d) “Corporate Status” means the status of a person who is or was a director, officer, employee, agent, general or limited partner, or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or as a member or manager of a limited liability company. (e) “Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder. (f) “Expenses” means attorneys’ fees and all other costs, expenses and obligations actually and reasonably paid or incurred in connection with defending any Claim, including investigating, being a witness in, subject or target of, or participating in (including on appeal), or preparing to defend, be a witness in, subject or target of, or participate in, any Claim. The reasonableness of Expenses shall be determined by the Company in its sole discretion. (g) “Independent Legal Counsel” means an attorney or firm of attorneys, selected in accordance with the provisions of Section 3, who shall not have otherwise performed services for the Company, the Company’s parent entity (if any), or Indemnitee within the last three years and who are not currently performing services for the Company, the Company’s parent entity (if any), or Indemnitee, in each case, other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements. (h) “Reviewing Party” means any person or body consisting of: (i) the members of the Board of Directors, by a majority vote of a quorum consisting of directors who are not party to, or witnesses or other participants in, nor threatened to be made a party to, or witness or participant in, the particular Claim for which Indemnitee is seeking indemnification (“Disinterested Directors”); or (ii) Independent Legal Counsel, if so ordered by a majority vote of a quorum consisting of Disinterested Directors or if a quorum consisting of Disinterested Directors cannot be obtained, then as may otherwise be required by applicable law. (i) “Voting Securities” means shares of any series or class of common stock or preferred stock of the Company, in each case, entitled to vote generally upon all matters that may be submitted to a vote of stockholders of the Company at any annual or special meeting thereof. 2. Basic Indemnification and Advancement Arrangement. Exhibit 10.1 4 ACTIVE 700077825v5 (a) In the event Indemnitee was, is or becomes a party to, subject or target of, or witness or other participant in, or is threatened to be made a party to, subject or target of, or witness or other participant in, a Claim by reason of (or arising in part out of) Indemnitee’s Corporate Status, the Company shall indemnify Indemnitee to the fullest extent permitted by Nevada law (as such law is in effect on the date hereof, or as such law may from time to time hereafter be amended to increase the scope of such permitted indemnification) as soon as practicable but in any event no later than thirty days after written demand is presented to the Company by Indemnitee (which demand may be presented to the Company only following the final judicial disposition of the Claim, as to which all rights of appeal therefrom have been exhausted or lapsed (a “Final Disposition”)), against any and all Expenses, judgments, fines, penalties and amounts paid or payable in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties or amounts paid or payable in settlement) of such Claim. If so requested by Indemnitee, prior to the Final Disposition of a Claim, the Company shall advance (within two business days of such request) any and all Expenses actually and reasonably incurred by or on behalf of the Indemnitee (including, without limitation, Expenses actually and reasonably billed to or on behalf of the Indemnitee) in connection with any such Claim (an “Expense Advance”). (b) Notwithstanding the foregoing, (i) the obligations of the Company to indemnify Indemnitee under Section 2(a) shall be subject to the condition that the Reviewing Party shall not have determined (in a written determination, or, in any case in which Independent Legal Counsel is the Reviewing Party, in a written opinion) that Indemnitee would not be permitted to be indemnified under applicable law as to such amounts, and (ii) the obligation of the Company to make an Expense Advance pursuant to Section 2(a) shall be subject to the condition that, if the Reviewing Party determines in good faith that Indemnitee would not be permitted to be indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby undertakes to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding, and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a Final Disposition is made with respect thereto. If there has not been a Change in Control, then the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control, then the Reviewing Party shall be the Independent Legal Counsel referred to in Section 3. If there has been no determination by the Reviewing Party as contemplated by Section 2(b) or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, then Indemnitee shall have the right to commence litigation in the Eighth Judicial District Court of the State of Nevada, Clark County, Nevada seeking to enforce Indemnitee’s rights to indemnification and advancement hereunder or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and, in all events, the Company hereby consents to service of process and agrees to appear in any such proceeding. Any determination by the Reviewing Party that Indemnitee is entitled to indemnification shall be conclusive and binding on the Company and Indemnitee. Any determination by the Reviewing Party that Indemnitee is not permitted to be Exhibit 10.1

5 ACTIVE 700077825v5 indemnified (in whole or in part) under applicable law shall be in writing (or, in any case in which the Independent Legal Counsel referred to in Section 3 is involved, set forth in a written opinion). 3. Change in Control. The Company agrees that if there is a Change in Control of the Company then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and Expense Advances under this Agreement or any other agreement to which Indemnitee is a party, the Articles of Incorporation or the Bylaws, then the Company shall seek legal advice only from Independent Legal Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld, conditioned or delayed). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of such Independent Legal Counsel and to fully indemnify such counsel against any and all expenses (including attorneys’ fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto. 4. Indemnification for Additional Expenses. The Company shall (i) indemnify Indemnitee (to the extent Indemnitee is successful on the merits or otherwise in the Claim provided for in Section 2(a)) against any and all Expenses (including attorneys’ fees) and, (ii) if requested by Indemnitee, advance (within two business days of such request) such Expenses to Indemnitee (and Indemnitee hereby undertakes to reimburse the Company for any amounts so advanced if, when, and to the extent Indemnitee is not successful on the merits or otherwise in the action provided for in Section 2(a)), which are incurred by Indemnitee in connection with any action brought by Indemnitee (whether pursuant to Section 21 or otherwise), in each case, for (a) indemnification or advance payment of Expenses by the Company under the Articles of Incorporation, the Bylaws, this Agreement or any other agreement to which Indemnitee is a party now or hereafter in effect or (b) recovery under any directors’ and officers’ liability insurance policies maintained by the Company, in all cases, to the fullest extent permitted by law. 5. Proceedings Against the Company; Certain Securities Laws Claims. (a) Notwithstanding anything in this Agreement to the contrary, except as provided in Section 21, with respect to a Claim initiated by Indemnitee (whether initiated by Indemnitee in or by reason of such person’s Corporate Status) against the Company or its directors, officers, employees or other indemnitees, the Company shall not be required to indemnify or to advance Expenses to Indemnitee in connection with prosecuting such Claim (or any part thereof) or in defending any counterclaim, cross-claim, affirmative defense, or like claim of the Company in connection with such Claim (or part thereof) unless such Claim was authorized by the Board of Directors. For purposes of this Section 5, a compulsory counterclaim by Indemnitee against the Company in connection with a Claim initiated against Indemnitee by the Company shall not be considered a Claim (or part thereof) initiated against the Company by Indemnitee, and Indemnitee shall have all rights of indemnification and advancement with respect to any such compulsory counterclaim in accordance with and subject to the terms of this Agreement. (b) Anything in this Agreement to the contrary notwithstanding, except as provided in Section 6 with respect to indemnification of Expenses in connection with whole or partial success Exhibit 10.1 6 ACTIVE 700077825v5 on the merits or otherwise in defending any Claim, the Company shall not be required to indemnify Indemnitee in connection with any Claim made against Indemnitee for (i) an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Exchange Act or similar provisions of state statutory law or common law, or (ii) any reimbursement of the Company by Indemnitee of any bonus or other incentive-based or equity-based compensation or of any profits realized by Indemnitee from the sale of securities of the Company, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), the payment to the Company of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act or any recoupment of erroneously awarded compensation under Rule 10D-1 promulgated under the Exchange Act). 6. Partial Indemnity and Success on the Merits. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, fines, penalties and amounts paid or payable in settlement of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement to the contrary, to the extent that Indemnitee is successful, on the merits or otherwise, in whole or in part, in defending a Claim (including dismissal without prejudice), or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified to the fullest extent permitted by law against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection therewith. 7. Burden of Proof. In connection with any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder or otherwise, the burden shall be on the Company to prove by clear and convincing evidence that Indemnitee is not so entitled. 8. No Presumptions. For purposes of this Agreement, the termination of any Claim, by judgment, order, settlement (whether with or without court approval) conviction, or otherwise, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law shall be a defense to Indemnitee’s claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. 9. Settlement. Indemnitee shall be entitled to settle any Claim, in whole or in part, in such Indemnitee’s sole discretion; provided, that the Company shall not be liable to Indemnitee under this Agreement for any amounts paid in settlement of any threatened or pending Claim Exhibit 10.1 7 ACTIVE 700077825v5 effected without the Company’s prior written consent, which shall not be unreasonably withheld. To the fullest extent permitted by law, any settlement of a Claim by Indemnitee shall be deemed the Final Disposition of such Claim for all purposes of this Agreement. The Company acknowledges that a settlement or other disposition short of final judgment on the merits may be successful if it permits a party to avoid expense, delay, distraction, disruption, and uncertainty. In the event that any Claim is resolved other than by adverse judgment against Indemnitee (including, without limitation, settlement of such Claim with or without payment or other consideration) it shall be presumed that Indemnitee has been successful on the merits or otherwise in such Claim. Any individual or entity seeking to overcome this presumption shall have the burden to prove by clear and convincing evidence that Indemnitee has not been successful on the merits or otherwise in such Claim. 10. Notification and Defense of Claims. (a) Notification of Claims. Indemnitee shall notify the Company in writing as soon as practicable of any Claim for which Indemnitee may seek indemnification or an Expense Advance hereunder, including a brief description (based upon information then available to Indemnitee) of the nature of, and the facts underlying, such Claim. The failure by Indemnitee to timely notify the Company hereunder shall not relieve the Company from any liability hereunder unless and to the extent that the Company's ability to participate in the defense of such claim was materially and adversely affected by such failure. (b) Defense of Claims. The Company shall be entitled to participate in the defense of any Claim at its own expense and, except as otherwise provided below, to the extent the Company so wishes, it may assume the defense thereof with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to assume the defense of any such Claim, the Company shall not be liable to Indemnitee under this Agreement or otherwise for any Expenses subsequently directly incurred by Indemnitee in connection with Indemnitee's defense of such Claim other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ its own legal counsel in such Claim, but all Expenses related to such counsel incurred after notice from the Company of its assumption of the defense shall be at Indemnitee's own expense; provided, however, that if (i) Indemnitee's employment of its own legal counsel has been authorized by the Company, (ii) Indemnitee has reasonably determined that there may be a conflict of interest between Indemnitee and the Company in the defense of such Claim, (iii) after a Change in Control, Indemnitee's employment of its own counsel has been approved by the Independent Counsel or (iv) the Company shall not in fact have employed counsel to assume the defense of such Claim, then Indemnitee shall be entitled to retain its own separate counsel (but not more than one law firm plus, if applicable, local counsel in respect of any such Claim) and all Expenses related to such separate counsel shall be borne by the Company. 11. Nonexclusivity; Subsequent Change in Law. The rights of Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Articles of Incorporation, the Bylaws, Nevada law or otherwise. To the extent that a change in Nevada law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded Exhibit 10.1 8 ACTIVE 700077825v5 currently under the Articles of Incorporation, the Bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. 12. Liability Insurance. To the extent the Company maintains an insurance policy or policies providing directors’ and officers’ liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director or officer. 13. Amendments; Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be valid and binding unless in a writing executed by the party against whom the waiver is to be enforceable. No waiver of any provision of this Agreement shall be deemed or constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver. 14. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights. 15. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy or otherwise) of the amounts otherwise indemnifiable hereunder. 16. Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, permitted assigns, administrators, heirs, executors and personal and legal representatives. The Company agrees that in the event the Company or any of its successors (including any successor resulting from the merger or consolidation of the Company with another corporation or entity where the company is the surviving corporation or entity) or assigns (i) consolidates with or merges into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any corporation or entity, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of the Company as a result of such transaction assume the obligations of the Company set forth in this Agreement. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary of the Company or of any other enterprise at the Company’s request. 17. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable in any respect, and the validity and enforceability of any such provision in every other respect and Exhibit 10.1

9 ACTIVE 700077825v5 of the remaining provisions hereof shall not be in any way impaired and shall remain enforceable to the fullest extent permitted by law. 18. Effective Date. This Agreement shall (i) be effective as of the date on which Indemnitee commenced serving as a director or an officer of the Company (the “Effective Date”), and (ii) apply to any claim for indemnification by Indemnitee with respect to any matters arising from such time and thereafter. 19. Governing Law; Consent to Jurisdiction. (a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada applicable to contracts made and to be performed in such state without giving effect to the principles of conflicts of laws of any jurisdiction that would result in the application of the laws of any jurisdiction other than those of the State of Nevada. Indemnitee consents to the personal jurisdiction of the Eighth Judicial District Court of the State of Nevada, Clark County, Nevada, for the purposes of any action arising from or relating to this Agreement. (b) The Company and Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Eighth Judicial District Court of the State of Nevada, Clark County, Nevada, (the “Nevada Court”), and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of the Nevada Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) waive any objection to the laying of venue of any such action or proceeding in the Nevada Court, and (iv) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Nevada Court has been brought in an improper or inconvenient forum. 20. Notices. All notices, demands, waivers and other communications pursuant to this Agreement must be in writing and will be deemed given if delivered personally or delivered by electronic mail or globally recognized express delivery service to the parties at the addresses set forth below. Any such notice, demand, waiver or other communication will be deemed to have been delivered and received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of electronic mail, on the date of sending if no automated notice of delivery failure is received by the sender (unless transmitted after 5:30 p.m. Eastern Time, then on the next business day), and (c) in the case of a globally recognized express delivery service, on the date on which receipt by the addressee is confirmed pursuant to the service’s systems: (a) If to Indemnitee, at the address indicated on the signature page of this Agreement, or such other address as Indemnitee shall provide in writing to the Company in accordance with this Section 20. (b) If to the Company, to: Celsius Holdings, Inc. 2424 N Federal Highway Suite 208 Exhibit 10.1 10 ACTIVE 700077825v5 Boca Raton, Florida 33431 Attention: Chief Legal Officer Email: legal@celsius.com or to such other address as the Company shall provide in writing to Indemnitee in accordance with this Section 20. 21. Injunctive Relief. The parties hereto agree that Indemnitee may enforce this Agreement by seeking specific performance hereof, without any necessity of showing irreparable harm or posting a bond, which requirements are hereby waived, and that by seeking specific performance, Indemnitee shall not be precluded from seeking or obtaining any other relief to which he or she may be entitled. [Signature Page Follows] Exhibit 10.1 ACTIVE 700077825v5 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above. CELSIUS HOLDINGS, INC. By: Name: Title: INDEMNITEE Name: Address for notices: _____________________ _____________________ _____________________ Email: Exhibit 10.1 ACTIVE 700077825v5 [Signature Page to Indemnification Agreement] Exhibit 10.1